EXHIBIT 99.1
Fidelity National Financial, Inc. Reports Third Quarter 2005 EPS of $1.21
Jacksonville, Fla. — (October 26, 2005) — Fidelity National Financial, Inc. (NYSE:FNF), a Fortune 500 provider of products and outsourced services and solutions to financial institutions and the real estate industry, today reported operating results for the three-month and nine-month periods ended September 30, 2005.

3rd Quarter 2005	3rd Quarter 2004
Net Earnings	Net Earnings
$214.4 million	$193.8 million
$1.21 per diluted share	$1.09 per diluted share

Nine Months Ended September 30, 2005	Nine Months Ended September 30, 2004
Net Earnings	Net Earnings
$848.9 million	$566.1 million
$4.79 per diluted share	$3.23 per diluted share
•	Total revenue for the third quarter of 2005 was $2.53 billion, compared with $2.16 billion for the third quarter of 2004

•	Total title and escrow revenue was $1.73 billion for the third quarter of 2005 versus $1.53 billion in the third quarter of 2004

•	Direct title premiums were $642 million for the third quarter of 2005 compared with direct title premiums of $525 million for the third quarter of 2004

•	Escrow and other title related fees were $324 million for the third quarter of 2005 versus $265 million for the third quarter of 2004

•	Agency title premiums were $763 million for the third quarter of 2005 compared with agency title premiums of $744 million for the third quarter of 2004

(In thousands)	3rd Quarter 2005	3rd Quarter 2004
Agency Title Premiums	$763,242	$744,193
Agent Commissions	590,876	580,241
Net	172,366	163,952
Agent Commission %	77.4%	78.0%
•	Specialty Insurance contributed $95 million in revenue for the third quarter of 2005 versus $64 million in the third quarter of 2004

•	Revenue from Financial Institution Software and Services (“FISS”), was $372 million for the third quarter of 2005 versus $307 million for the third quarter of 2004; FISS gross revenue was $393 million for the third quarter of 2005 versus $324 million in the prior year quarter

•	Lender Outsourcing Solutions (“LOS”) revenue was $81 million for the third quarter of 2005 compared to $79 million for the third quarter of 2004

•	Information Services (“IS”) revenue was $194 million for the third quarter of 2005 compared with $144 million for the third quarter of 2004

•	FIS organic revenue growth was 6.6 percent for the third quarter of 2005 versus the third quarter of 2004

•	The total provision for claim losses was $135 million for the third quarter of 2005 compared with $82 million for the third quarter of 2004

•	Interest expense for the third quarter of 2005 was $48 million compared with $11 million for the third quarter of 2004

•	Cash flow from operations was $467 million for the third quarter of 2005 compared with $402 million for the third quarter of 2004

     “This was a very successful quarter for FNF on a number of fronts,” said Chairman and Chief Executive Officer William P. Foley, II. “We posted very strong financial results, including $1.21 in earnings per share and $467 million in cash flow from operations. We also announced the merger between Fidelity National Information Services and Certegy and are now actively involved in the integration process for those businesses. Finally, we completed the distribution of Fidelity National Title Group stock to FNF shareholders on October 17th and FNT is now trading as a majority-owned, publicly traded subsidiary of FNF.”
     The following table depicts monthly direct orders opened and closed for the third quarter of both 2005 and 2004:

Month	Direct Orders Opened	Direct Orders Closed	Closing %
July 2005	313,600	219,300	70%
August 2005	350,800	252,600	72%
September 2005	312,200	222,100	71%

Third Quarter 2005	976,600	694,000	71%

Month	Direct Orders Opened	Direct Orders Closed	Closing %
July 2004	280,100	203,500	73%
August 2004	295,500	201,800	68%
September 2004	298,300	199,400	67%

Third Quarter 2004	873,900	604,700	69%

     The following table depicts monthly commercial direct orders opened and closed in the title and escrow business for the third quarter of both 2005 and 2004:

	Open Commercial	Closed Commercial	Commercial Revenue	Commercial Fee Per
	Orders	Orders	(In thousands)	File
3rd Quarter 2005	15,100	9,000	$73,200	$8,100
3rd Quarter 2004	14,000	9,100	$58,800	$6,400
     Fidelity National Financial, Inc. (NYSE:FNF), number 261 on the Fortune 500, is a provider of products and outsourced services and solutions to financial institutions and the real estate industry. Through its majority-owned, publicly traded subsidiary, Fidelity National Title Group, Inc. (NYSE:FNT), FNF is the nation’s largest title insurance company, with nearly 31 percent national market share. Through its majority-owned subsidiary Fidelity National Information Services, Inc. (“FIS”), the Company is a leading provider of core financial institution processing, mortgage loan processing and related information products and outsourcing services to financial institutions, mortgage lenders and real estate professionals. FNF is also provider of specialty insurance products, including flood insurance, homeowners insurance and home warranty insurance. More information about the FNF family of companies can be found at www.fnf.com, www.fntg.com and www.fidelityinfoservices.com.
     This press release contains statements related to future events and expectations and, as such, constitutes forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be different from those expressed or implied above. The Company expressly disclaims any duty to update or revise forward-looking statements. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to, the effect of governmental regulations, the economy, competition and other risks detailed from time to time in the “Management’s Discussion and Analysis” section of the Company’s Form 10-K and other reports and filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President, Finance and Investor Relations,
904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended		Nine months ended
	September 30,		September 30,
	2005	2004	2005	2004
	(Unaudited)		(Unaudited)
Direct title premiums	$641,542	$524,829	$1,702,397	$1,591,221
Agency title premiums	763,242	744,193	2,024,188	2,031,018

Total title premiums	1,404,784	1,269,022	3,726,585	3,622,239
Escrow and other title-related fees	323,506	265,192	864,472	779,032

Total title and escrow	1,728,290	1,534,214	4,591,057	4,401,271

Financial Institution Software and Services	371,665	306,829	1,157,244	846,397
Lender Outsourcing Solutions	80,594	79,057	229,565	241,360
Information Services	194,188	144,119	525,359	433,959
Specialty Insurance	95,448	64,161	248,276	171,249
Interest and investment income	38,706	18,919	96,420	49,470
Realized gains and losses	8,699	(2,025)	34,281	19,126
Gain on sale of minority interest in FIS	0	0	318,209	0
Other	12,937	14,605	36,645	38,103

Total revenue	2,530,527	2,159,879	7,237,056	6,200,935

Personnel costs	841,051	700,308	2,396,243	2,058,441
Other operating expenses	444,643	403,541	1,288,167	1,161,624
Agent commissions	590,876	580,241	1,558,547	1,584,579
Depreciation and amortization	95,619	82,674	298,178	232,590
Claim loss expense	135,354	82,373	333,320	230,689
Interest expense	48,466	11,116	120,001	30,493

Total expenses	2,156,009	1,860,253	5,994,456	5,298,416

Earnings before income taxes	374,518	299,626	1,242,600	902,519
Income tax expense	144,189	104,833	354,577	333,932
Minority interest	15,926	991	39,081	2,491

Net earnings	$214,403	$193,802	$848,942	$566,096

Net earnings per share – basic	$1.24	$1.12	$4.92	$3.33

Net earnings per share – diluted	$1.21	$1.09	$4.79	$3.23

Weighted average shares – basic	172,515	173,369	172,686	170,187

Weighted average shares – diluted	177,540	177,976	177,254	175,287

Direct operations orders opened	976,600	873,900	2,843,600	2,854,700
Direct operations orders closed	694,000	604,700	1,891,100	2,019,700
Fee Per File	$1,370	$1,300	$1,341	$1,190

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)

Three Months Ended			Title and	Specialty				Corporate
September 30, 2005	Consolidated	Elimination	Escrow	Insurance	FISS	LOS	IS	and Other
Gross operating revenue	$2,483,122	($59,796)	$1,728,290	$95,448	$393,046	$103,485	$209,712	$12,937

Interest and investment income	38,706	0	31,139	2,393	835	505	384	3,450
Realized gains and losses	8,699	0	3,594	(6)	4,028	90	30	963

Total revenue	2,530,527	(59,796)	1,763,023	97,835	397,909	104,080	210,126	17,350

Personnel costs	841,051	0	505,331	10,492	220,836	37,344	49,506	17,542
Other operating expenses	444,643	(36,905)	240,243	39,096	60,588	40,722	86,647	14,252
Agent commissions	590,876	(22,891)	614,317	0	0	(550)	0	0
Depreciation	35,507	0	16,647	187	14,332	1,330	2,883	128
Amortization	60,112	0	7,006	776	42,083	2,069	8,060	118
Claim loss expense	135,354	0	103,371	31,730	0	233	20	0
Interest expense	48,466	0	1,319	145	112	3	14	46,873

Total expenses	2,156,009	(59,796)	1,488,234	82,426	337,951	81,151	147,130	78,913

Pretax earnings	374,518	0	274,789	15,409	59,958	22,929	62,996	(61,563)

Pretax margin	14.8%	—	15.6%	15.7%	15.1%	22.0%	30.0%	—

Open orders	976,600	—	821,700	—	—	154,900	—	—
Closed orders	694,000	—	602,900	—	—	91,100	—	—

Three Months Ended			Title and	Specialty				Corporate
September 30, 2004	Consolidated	Elimination	Escrow	Insurance	FISS	LOS	IS	and Other
Gross operating revenue	$2,142,985	($51,550)	$1,530,616	$64,161	$323,990	$102,542	$158,621	$14,605

Interest and investment income	18,919	0	14,508	819	51	70	228	3,243
Realized gains and losses	(2,025)	0	(1,514)	126	(249)	76	62	(526)

Total revenue	2,159,879	(51,550)	1,543,610	65,106	323,792	102,688	158,911	17,322

Personnel costs	700,308	0	421,664	7,965	182,996	36,110	40,907	10,666
Other operating expenses	403,541	(31,663)	220,905	35,912	51,915	41,593	73,333	11,546
Agent commissions	580,241	(19,887)	597,501	0	0	2,627	0	0
Depreciation	30,997	0	16,704	17	11,996	351	2,151	(222)
Amortization	51,677	0	8,450	458	31,422	1,961	9,347	39
Claim loss expense	82,373	0	68,622	12,577	0	1,156	18	0
Interest expense	11,116	0	159	0	215	6	53	10,683

Total expenses	1,860,253	(51,550)	1,334,005	56,929	278,544	83,804	125,809	32,712

Pretax earnings	299,626	0	209,605	8,177	45,248	18,884	33,102	(15,390)

Pretax margin	13.9%	—	13.6%	12.6%	14.0%	18.4%	20.8%	—

Open orders	873,900	—	756,500	—	—	117,400	—	—
Closed orders	604,700	—	542,200	—	—	62,500	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)

Nine Months Ended			Title and	Specialty				Corporate
September 30, 2005	Consolidated	Elimination	Escrow	Insurance	FISS	LOS	IS	and Other
Gross operating revenue	$6,788,146	($154,772)	$4,591,057	$248,276	$1,212,520	$290,142	$564,278	$36,645

Interest and investment income	96,420	0	75,804	5,470	2,216	1,237	1,212	10,481
Realized gains and losses	352,490	0	25,953	62	4,447	245	(110)	321,893

Total revenue	7,237,056	(154,772)	4,692,814	253,808	1,219,183	291,624	565,380	369,019

Personnel costs	2,396,243	0	1,393,576	28,044	671,776	106,022	138,349	58,476
Other operating expenses	1,288,167	(94,195)	686,805	103,470	196,685	126,229	233,750	35,423
Agent commissions	1,558,547	(60,577)	1,619,674	0	0	(550)	0	0
Depreciation	101,527	0	51,437	261	41,628	2,263	5,673	265
Amortization	196,651	0	21,463	2,669	131,536	14,621	26,128	234
Claim loss expense	333,320	0	254,289	78,778	0	233	20	0
Interest expense	120,001	0	1,380	168	3,187	6	233	115,027

Total expenses	5,994,456	(154,772)	4,028,624	213,390	1,044,812	248,824	404,153	209,425

Pretax earnings	1,242,600	0	664,190	40,418	174,371	42,800	161,227	159,594

Pretax margin	17.2%	—	14.2%	15.9%	14.3%	14.7%	28.5%	—

Open orders	2,843,600	—	2,398,900	—	—	444,700	—	—
Closed orders	1,891,100	—	1,651,800	—	—	239,300	—	—

Nine Months Ended			Title and	Specialty				Corporate
September 30, 2004	Consolidated	Elimination	Escrow	Insurance	FISS	LOS	IS	and Other
Gross operating revenue	$6,132,339	($167,682)	$4,381,852	$171,249	$892,664	$346,237	$469,916	$38,103

Interest and investment income	49,470	0	40,856	2,120	125	216	431	5,722
Realized gains and losses	19,126	0	16,729	251	(557)	277	2,706	(280)

Total revenue	6,200,935	(167,682)	4,439,437	173,620	892,232	346,730	473,053	43,545

Personnel costs	2,058,441	0	1,247,803	22,281	507,911	114,162	123,864	42,420
Other operating expenses	1,161,624	(82,224)	633,789	90,805	136,122	126,119	221,583	35,430
Agent commissions	1,584,579	(85,458)	1,654,804	0	0	15,233	0	0
Depreciation	87,927	0	46,827	68	33,687	1,099	6,185	61
Amortization	144,663	0	22,250	2,576	87,200	6,313	26,051	273
Claim loss expense	230,689	0	194,500	35,010	0	1,156	18	5
Interest expense	30,493	0	827	1	425	24	169	29,047

Total expenses	5,298,416	(167,682)	3,800,800	150,741	765,345	264,106	377,870	107,236

Pretax earnings	902,519	0	638,637	22,879	126,887	82,624	95,183	(63,691)

Pretax margin	14.6%	—	14.4%	13.2%	14.2%	23.8%	20.1%	—

Open orders	2,854,700	—	2,445,700	—	—	409,000	—	—
Closed orders	2,019,700	—	1,708,100	—	—	311,600	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	September 30,	December 31,
	2005	2004
	Unaudited
Cash and investment portfolio	$4,974,666	$3,677,498
Goodwill	2,876,782	2,798,249
Capitalized software	509,174	440,780
Other intangible assets	651,552	672,185
Total assets	10,909,779	9,270,535
Notes payable	3,114,003	1,370,556
Reserve for claim losses	1,061,321	998,170
Secured trust deposits	1,004,121	735,295
Total stockholders’ equity	3,637,612	4,700,091
Book value per share	20.96	27.24
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